Exhibit 10.6

                          SHANGHAI COMMERCIAL BANK LTD
                           (INCORPORATED IN HONGKONG)
                             VICTORIA CENTRE BRANCH
                               G7 VICTORIA CENTRE
                          15 WATSON RD., CAUSEWAY BAY
                                   HONG KONG

                                                 FAX NO: (852) 28068547
                                                 TEL NO: (852) 25272556
                                                 WEB SITE: www.shacombank.com.hk

Confidential

Our Reference: CC03/355/0603005

Jun 12, 2006

Mr K.F. Wong, Paul
Director
Concord Camera (HK) Ltd
14/F, ADP Pentagon Centre
98 Texaco Road
Tsuen Wan, New Territories


Dear Mr Wong,

                             Re: Banking Facilities

      As discussed, we are pleased to offer the banking facilities ("Facilities") as described in this letter ("Facility Letter") to you subject to the provisions herein contained, the Terms and Conditions and the Appendix hereto. Please note that the Appendix forms an integral part of this Facility Letter and the terms and expressions used herein are as defined and construed in the Appendix.

Description of Facilities                            Features

Revolving Trade               o  Interest on I/B, I/V, P/L and O/B in HK Dollars
Financing Facilities:            is to be charged at 0.5% p.a.  over  Prime.  At
                                 current Prime of 8.25% p.a., the effective interest rate is 8.75% p.a.

(i)  not to exceed            o  Interest on I/B, I/V, P/L and O/B in US Dollars
     HK$6,OOO,OOO for            is to be charged at 0.5% p.a. over US Prime. At
     L/C, I/B, T/R,              current US Prime of 7.75% p.a.,  the  effective
     I/V and P/L                 interest rate is 8.25% p.a.

(ii) not to exceed            o  Otherwise,  interest and fees are to be charged
     HK$3,OOO,OOO for            at our  prevailing  rates  applicable  to trade
     O/B                         financing facilities.

                              o I/B is to be repaid within 90 days from the delivery of goods and/or documents under our L/C, less any usance/credit periods granted by your suppliers.

                              o I/V up to 90 days, less any credit period granted by your suppliers, can be drawn for settlement of accounts due and payable to your suppliers. You must lodge with us your suppliers' invoices plus any evidence of receipt of goods acceptable to us. Proceeds of payment will be remitted to your suppliers' account directly by us.


                                                                     Page l of 3

                          SHANGHAI COMMERCIAL BANK LTD
                           (INCORPORATED IN HONGKONG)

Concord Camera (HK) Ltd

                              o P/L is available up to 60% of the unused value of export L/Cs lodged with us and issued in your favour by banks acceptable to us. / The utilization of I/B, I/V and P/L under facilities (i) must not exceed 60% of the aggregate unused value of the export L/C(s) lodged with us at all times.

                              o Maximum tenor of P/L must not exceed 90 days from its draw-down date.

                              o Negotiation of O/B is to be effected only against documents which are in strict compliance with all terms of its corresponding L/Cs.

Securities:       1.    An all monies  first legal charge in our favour over the
                        property located at 14/F, ADP Pentagon Centre, 98 Texaco
                        Road, Tsuen Wan, New Territories ("Property"), where you are the Chargor;

                  2. An all monies continuing corporate guarantee given by Concord Camera Corp. USA for HK$9,000,000 in our favour.

                  (Collectively, the "Security Documents")

Fire Insurance:   An insured  amount  equivalent to the estimated  reinstatement value of the Property as determined by us showing our Bank as the loss payee is covered by us at your expense, unless the Property is covered for not less than the requisite amount by a Master Policy. The insured amount will be subject to our periodic review.

Facility Fee:     An annual fee for HK$22,500 will be debited from your Checking
                  Account.

Undertaking:      You undertake the Property is self-occupied. Any change of the use is not permitted unless with our prior written consent.

      Please indicate your acceptance of the Facilities by signing and returning the enclosed duplicate of this letter within 14 days hereof, after which the offer in this letter will lapse.

      We also enclose a set of documents which should be completed and returned to us. If you have any queries regarding the completion of the required documents or this letter, please do not hesitate to contact Mr Yuen Tim, Branch Manager or Mr Jacky Tai, Marketing Officer at 25717266.

                          SHANGHAI COMMERCIAL BANK LTD
                           (INCORPORATED IN HONGKONG)

Concord Camera (HK) Ltd

      We offer an array of wealth management and insurance products to meet your corporate and personal needs. Your designated officer will be glad to introduce our professional staff to you for tailoring the most suitable insurance and investment plan at your choice so you can secure yourselves with various types of protection and grow your wealth continuously.

                                                    Yours sincerely,
                                                    For and on behalf of
                                                    Shanghai Commercial Bank Ltd

                                                    /s/ [ILLEGIBLE]

                                                    Authorized Signatures

We agree to accept the Facilities and    We agree to be bound by the above terms
be   bound   by   all  the  Terms and    as the Guarantor.
Conditions   as   the   Borrower  and
Chargor.

For and On behalf of
CONCORD CAMERA HK LIMITED

/s/ Carrie Chui  Paul Wong               /s/ Ira B. Lampert, CEO
-------------------------------------    ---------------------------------------
Borrower and Concord Camera (HK) Ltd     Guarantor: Concord Camera Corp. USA
Chargor:                                 Date:
Date:

                          SHANGHAI COMMERCIAL BANK LTD
                           (INCORPORATED IN HONGKONG)

                                    APPENDIX

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        Terms                              Definition / Description
--------------------------------------------------------------------------------
ABF                     Asset Based Financing facility
--------------------------------------------------------------------------------
ARF                     The extension of Account Receivables  Financing Facility
                        under  the SME Loan  Guarantee  Scheme  provided  by the
                        government of HKSAR
--------------------------------------------------------------------------------
AWC                     Associated  Working Capital Financing Facility under the
                        SME Loan Guarantee  Scheme provided by the government of
                        HKSAR
--------------------------------------------------------------------------------
BIE                     Business  Installations and Equipment Financing Facility
                        under  the SME Loan  Guarantee  Scheme  provided  by the
                        government of HKSAR
--------------------------------------------------------------------------------
BIG                     Business  Installations and Equipment Financing Facility
                        under the SME Business  Installations and Equipment Loan
                        Guarantee Scheme provided by the government of HKSAR
--------------------------------------------------------------------------------
C/P                     Clean Bills Purchase Facility
--------------------------------------------------------------------------------
CTL                     Our extension of Corporate Tax Loan
--------------------------------------------------------------------------------
D/A                     Our purchase of your export  bills on Documents  Against
                        Acceptance terms
--------------------------------------------------------------------------------
D/P                     Our purchase of your export  bills on Documents  Against
                        Payment terms
--------------------------------------------------------------------------------
HIBOR/LIBOR             Hong  Kong  Interbank  Offered  Rate / London  Interbank
                        Offered Rate as quoted by us from time to time
--------------------------------------------------------------------------------
I/B                     Our  extension of Import Loans to you for  settlement of
                        drawings under L/C
--------------------------------------------------------------------------------
IDL                     Our extension of Invoice Discounting Loan to you by your
                        assignment of interests on the invoice(s) in our favour
--------------------------------------------------------------------------------
I/L                     Our extension of Inventory Loan
--------------------------------------------------------------------------------
I/N                     Our extension of Inward  Collection Loans for settlement
                        of your account payables due to your suppliers
--------------------------------------------------------------------------------
I/V                     Our extension of Payable Financing Loan against vendor's
                        invoice (not submitted through bank)
--------------------------------------------------------------------------------
L/C                     Establishment of Letter of Credit for your account
--------------------------------------------------------------------------------
L/G                     Establishment of Letter of Guarantee for your account
--------------------------------------------------------------------------------
O/B                     Negotiation  of export  documents  presented  under L/Cs
                        issued in your favour.
--------------------------------------------------------------------------------
O/D                     Overdraft facility
--------------------------------------------------------------------------------
P/L                     Our extension of Packing Loans, repayable on demand. Due
                        date of P/L  must  be  earlier  than or the  same as the
                        original  expiry date of the L/Cs.  Any extension of P/L
                        due date in accordance  with the extension of L/C expiry
                        date is subject to our  approval.  Repayment of P/L will
                        be made by the proceeds from negotiation of the relative
                        export bills.
--------------------------------------------------------------------------------
PO/L                    Our extension of loan against confirmed purchased orders
                        issued in your favour acceptable to us
--------------------------------------------------------------------------------
Prime                   Hong Kong  Dollars  Prime  Lending  Rate as quoted by us
                        from time to time,  and  subject to  fluctuation  at our
                        discretion
--------------------------------------------------------------------------------
R/L                     Our extension of Revolving Loans to you
--------------------------------------------------------------------------------
Scheme                  SME Loan Guarantee  Scheme provided by the government of
                        HKSAR
--------------------------------------------------------------------------------
SOF                     Share  Overdraft  Facility  against your charge of those
                        local shares acceptable to us
--------------------------------------------------------------------------------
T/R                     Release of goods to your possession under Trust Receipt
--------------------------------------------------------------------------------
US Prime                U.S.  Dollars  Prime  Lending  Rate as quoted by us from
                        time  to  time,   and  subject  to  fluctuation  at  our
                        discretion
--------------------------------------------------------------------------------
Terms and Conditions    Collectively refer to the terms and conditions contained
                        in our  Terms  and  Conditions  for  Bank  Accounts  and
                        General  Services  as  well  as  those  on our  standard
                        documents  executed by you / your company in relation to
                        the banking facilities and/or accounts with us.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Standard Clauses                           Contents
--------------------------------------------------------------------------------
Interest Rate           Interest  shall be  computed  on the  basis of a 365 day
Calculation Basis       year for Hong Kong Dollar and Sterling Pound  Facilities
                        and 360 day year for Facilities in other currencies.
--------------------------------------------------------------------------------
Overdue Interest        (a)   For Trade Financing facilities including I/B, P/L,
                              I/V, I/N etc.: 2% p.a. over the original interest rate for the first month, and to be increased by 1% p.a. for each consecutive month overdue

                        (b) For all other type of advances: 4% p.a. over the original interest rate.

                        Notwithstanding the above, the overdue interest rate is subject to changes at our discretion.
--------------------------------------------------------------------------------
Interest and Repayment  Repayable on demand.
on O/D and SOF
                        Interest is be accrued on a daily basis, but payable monthly in arrears to the debit of your Checking Account on the 21st day (or the next business day if it is a holiday) of each and every calendar month.

                        Any O/D  and/or  SOF in  excess of the  agreed  limit is
                        subject to approval at our discretion.  Interest on such
                        excess  amount is to be  charged  at such rate as we may
                        from time to time  determine on a daily basis,  which is
                        currently at Prime plus 10% p.a. (Note:  this sub-clause
                        is not applicable to AWC).
--------------------------------------------------------------------------------
Set-Off                 In the  event of  default,  we have the right to set off
                        any credit  balance in other accounts held by you solely
                        or jointly  with other  person(s)  against the actual or
                        contingent  liabilities  due to us  whether  current  or
                        otherwise or subject to notice or not.
--------------------------------------------------------------------------------
Conditions Precedent    The availability of the  Facility(ies)  shall be subject
                        to our having received from you the following  documents
                        in  form  and  substance   satisfactory  to  us  in  all
                        respects: -

                        (a) duly passed resolutions of your board of directors approving the acceptance of the Facility(ies) [where applicable];

                        (b) list of specimen signatures of (authenticated to our satisfaction) (i) the person(s) authorised to act on your behalf and/or (ii) the directors [where applicable];

                        (c) certified copies of your up-to-date Business Registration Certificate; Certificate of Incorporation (where applicable) and Memorandum and Articles of Association (or equivalent constitutional documents where applicable);

                        (d) the Securities Document(s) duly executed by the relevant parties and where applicable the relevant board resolutions approving the terms and execution of the Security Document(s); and

                        (e)   such other  documents as may be required from time
                              to time by us to be  certified  as true,  complete
                              and up to date by a director or the  secretary  of
                              yours  (as  the  case  may  be) or  other  persons
                              acceptable to us.
--------------------------------------------------------------------------------
Covenants               1.    You are required to submit your audited  financial
                              statements (and in case of sole proprietor or partnership un-audited financial statements and/or latest tax return are acceptable) to us for review within eight months from the end of each fiscal year, and are also required to provide us with any further financial or corporate information from time to time at our request.

                        2.    You undertake to immediately  inform us any change
                              of  the  company's   directors,   partners  [where
                              applicable]  or  beneficial  shareholders  and any
                              other material adverse changes or cross default of
                              subsidiaries [where applicable].  The availability
                              of the  Facility(ies)  will be  subject  to  these
                              changes and cross default.
--------------------------------------------------------------------------------
Expenses                Whether   or  not  the  legal   documentation   for  the
                        facility(ies) is executed as contemplated, all expenses,
                        commissions,  legal costs, fees, stamp duties, insurance
                        premiums,  property valuation fees, documentation costs,
                        out-of-pocket  expenses,  etc.,  incurred in  connection
                        with the facility(ies)  including,  without  limitation,
                        the  preparation,  execution  and/or  enforcement of the
                        relative  security  documents  shall be for your account
                        and borne by you and shall be payable on demand.
--------------------------------------------------------------------------------
Forced Liquidation      Should the market value of the Acceptable  Securities in
                        your  Securities  Account fall to a level such that your
                        SOF outstanding  exceeded the Available  Limit,  you are
                        required   to  provide  us   forthwith   cash  or  other
                        additional securities acceptable to us to reduce the SOF
                        outstanding or to increase the Available  Limit.  If you
                        fail  to  meet  the  above  replenishment   requirements
                        immediately  upon our request,  it will be  considered a
                        default and we may, at our discretion, force liquidation
                        of  your   charged   securities   to  reduce   your  SOF
                        outstanding.
--------------------------------------------------------------------------------
Availability Period     Within 3 months  from  the  date of this  letter  unless
of The Offer            further extension is agreed by us in writing.
--------------------------------------------------------------------------------
Conflict                Where there is any conflict  between the  provisions  in
                        this letter and the Terms & Conditions,  the  provisions
                        herein shall prevail.
--------------------------------------------------------------------------------
Section 83 of The       The  Ordinance  has  imposed  on  us as a  bank  certain
Banking Ordinance       limitations on advances to persons/companies  related to
(the "Ordinance")       our directors or employees. In acknowledging this letter
                        you should  advise us whether you are in any way related
                        to any of our directors or employees  within the meaning
                        of the  Ordinance  and in the  absence of such advice we
                        will assume that you are not so related.  Kindly  advise
                        us  immediately  in writing should you become so related
                        subsequent to acknowledging this letter.
--------------------------------------------------------------------------------
Miscellaneous           1.    Notwithstanding  any  provision  to  the  contrary
                              contained in the Facility Letter or any other document, we reserve the right, at our discretion, to modify, cancel or terminate all or part of the Facility(ies) and the terms governing thereof, and to declare all amounts then outstanding to be immediately due and payable and to call on demand cash cover for your prospective and contingent liabilities.

                        2. Upon signing the duplicate of this letter, you consent on our providing to any guarantor or security provider in respect of any loan or credit facilities extended to you:

                              (a)   a  copy  of  this  letter   evidencing   the
                                    obligations to be guaranteed or secured or a summary thereof;

                              (b) a copy of any formal demand for overdue payment which is sent to you after it has failed to settle an overdue amount following a customary reminder; and

                              (c) from time to time on request by the guarantor or security provider, a copy of the latest statement of account provided to you.
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